                                                                    Exhibit 10.5
THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. EXCEPT AS PROVIDED HEREIN, THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH APPLICABLE LAWS AND THE OTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

                           DURASWITCH INDUSTRIES, INC.

                           ---------------------------

                         OPTION TO PURCHASE COMMON STOCK

                                 APRIL 20, 2000

                  1. GRANT. DuraSwitch Industries, Inc, a Nevada corporation (hereinafter, "COMPANY"), for value received hereby grants to Delphi Automotive Systems Corporation, a Delaware corporation ("HOLDER") an irrevocable option ("OPTION") to purchase 1,651,846 shares of Company's authorized but unissued $.001 par value common stock (the "COMMON STOCK"), subject to adjustment as provided below. (The shares of Common Stock issuable under this Option are referred to as the "OPTION SHARES".)

                  2. TERM. This Option may be exercised at any time before 11:59 p.m. on June 30, 2000 (the "EXERCISE PERIOD"), subject to subparagraph 8(d) below.

                  3. EXERCISE PRICE. The exercise price for each Option Share described in paragraph 1 (the "ORIGINAL EXERCISE PRICE") is $7.00 per share, subject to adjustment as provided below.

                  4. RESERVATION AND AUTHORIZATION OF COMMON STOCK. Company agrees (a) that all Option Shares will, upon issuance, be validly issued, fully paid and non-assessable and free of all transfer taxes, liens and charges, (b) that during the Exercise Period, Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of this Option, sufficient shares of Common Stock to provide for the exercise of this Option and (c) that Company will take all such actions as may be necessary to ensure that the Option Shares may be issued without violation of any applicable law or regulation, or any requirement of any securities exchange upon which any capital stock of Company may be listed.

                  5. EXERCISE PROCEDURE. Holder may exercise this Option, in whole but not in part, by presenting it and tendering the aggregate Exercise Price for the Option Shares in legal tender or by certified check or wire transfer to Company, at Company's principal executive offices, along with a duly exercised written subscription substantially in the form of Exhibit 5. (The date on which this Option is thus surrendered is referred to as the "EXERCISE DATE".) Company shall promptly, but in no event later than ten (10) days after the Exercise Date, at its expense (including the payment of issuance taxes), issue and deliver to Holder certificate(s) representing the number of shares of Common Stock so purchased. Such shares of Common Stock shall be deemed issued to Holder for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance.

                  6. RESALE OF OPTION OR SHARES. Neither this Option nor the Option Shares have been registered under the Securities Act or under the securities laws of any state. Neither this Option nor such shares when issued may be sold or transferred, in the absence of (i) an effective registration statement for this Option or such shares, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) if requested by Company, an opinion of counsel reasonably satisfactory to Company (who may be inside counsel to Holder) that such registration or qualification is not required. Company shall cause any certificate evidencing securities issued upon exercise of this Option before said registration and qualification of such securities to bear an appropriate legend describing the foregoing transfer restrictions. Notwithstanding any other provision of this Option, Holder may transfer this Option (in whole but not in part) and any securities issuable upon exercise of this Option to any person or entity which is an affiliate or subsidiary of Holder.

                  7. TRANSFER. This Option shall be registered on the books of Company which shall be kept at its principal office for that purpose, and, subject to paragraph 6, shall be transferable in whole but not in part but only on such books by Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit 7 hereof. Company will at no time close its transfer books against the transfer of this Option or of any shares of Common Stock or other securities issuable upon the exercise of this Option in any manner which interferes with the timely exercise of this Option.

                  8.       ADJUSTMENTS UPON CERTAIN EVENTS.

                  (a) STOCK SPLIT OR DIVIDEND; ADJUSTMENT TO EXERCISE PRICE AND NUMBER OF OPTION SHARES. If the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or if shares of Common Stock shall be issued as a stock dividend, the Exercise Price shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Exercise Price in effect immediately before such subdivision, combination or stock dividend as the total number of shares of Common Stock outstanding immediately after such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock outstanding immediately before such subdivision, combination or stock dividend; likewise, in case of any such subdivision, combination or stock dividend, the number of Option Shares shall be increased or decreased as applicable, to the number which shall bear the same relation to the number of Option Shares obtainable hereunder immediately before such event, as the total number of shares of Common Stock outstanding immediately after such event shall bear to the total number of shares of Common Stock outstanding immediately before such event. An adjustment made pursuant to this subparagraph 8(a) shall become effective immediately upon the effective date of such subdivision, combination or stock dividend retroactive to the record date, if any, for such subdivision, combination or stock dividend.

                  (b) MERGER, RECLASSIFICATION, ETC. In case of any capital reorganization, or any reclassification of the Common Stock, or in case of any consolidation of Company with or the merger of Company into any other corporation or other entity (other than a consolidation or merger in which Company is the continuing corporation) or in case of the sale of all or substantially all of the property and assets of Company to any other corporation or other entity, this Option shall, effective upon such reorganization, reclassification, consolidation, merger or sale be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of Company, or of the corporation, person or other entity resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, which Holder of this Option would have been entitled to receive had this Option been exercised immediately before such reorganization, reclassification, consolidation, merger or sale or any record date with respect thereto. In any such case, if necessary, the provision set forth in this Option with respect to the rights and interests thereafter of Holder shall be appropriately adjusted in good faith by the Board of Directors of Company so as to be applicable, as nearly as may reasonably be possible, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock which results in adjustment pursuant to subparagraph 8(a) above shall not be deemed to be a reclassification of the Common Stock of Company for the purposes of this subparagraph 8(b). Company shall not effect any such consolidation, merger, or sale, unless before or upon the consummation thereof the successor corporation (if other than Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and delivered to Company and Holder, the obligation to deliver to Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Option. If any such transaction occurs, but does not expressly incorporate a price per share of Common Stock of Company, Company's Board of Directors shall nonetheless reduce the Exercise Price if, in good faith, it concludes that such transaction values Company at a per share price of less than the Exercise Price.

                  (c) LIQUIDATING DIVIDENDS, ETC. If Company makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of Company's assets (other than as provided in Sections 8(a) or 8(b), Holder shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the fair market value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Option, or if no such record is taken, as of the date of such distribution (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor shall be made a part of any such distribution.

                  (d) ADDITIONAL AGREEMENTS RELATING TO OPTION SHARES. Company agrees that the 1,651,846 Option Shares referred to in paragraph 1 plus the 225,000 shares of Common Stock issuable under the Warrant are intended to represent a 19.9 % equity interest in Company. If Holder acquires the 1,651,846 Option Shares referred to in paragraph 1 above, Company agrees:

                           (i) Company may from time to time issue (an
                  "ISSUANCE") shares of Common Stock upon exercise of options, warrants, convertible instruments and other rights to acquire Company's Common Stock. In such event, the Option shall be increased to allow Holder to purchase such number of shares of Common Stock as is necessary to maintain Holder's 19.9 % ownership interest in Company, at an exercise price equal to the average closing price of the Common Stock over the 90 day period immediately preceding the date of such Issuance. Such Option may be exercised at any time within [90 days] after Company notifies Holder of such Issuance.

                           (ii) Conversely, Company may from time to time redeem
                  or otherwise acquire or retire shares of Common Stock (a "REDEMPTION EVENT"). In such event, Holder will have a right to require Company to purchase ("PUT RIGHT") such number of shares of Common Stock as is necessary to maintain a 19.9 % interest in Company. The price at which Company will buy such shares shall be the same price paid by Company in the Redemption Event. The Put Right may be exercised by Holder within [90 days] after Company notifies Holder of the occurrence of a Redemption Event.

                  (e) NOTICE OF ADJUSTMENT. Whenever the number of Option Shares or the Exercise Price is adjusted, as herein provided, Company shall promptly notify Holder in writing of such adjustment(s) and shall deliver to such Holder a statement setting forth the number of Option Shares and the Exercise Price after such adjustment(s), setting forth a brief statement of the facts requiring such adjustment(s) and setting forth the computation by which such adjustment(s) was made.

                  (f) STATEMENT OF OPTION. The form of this Option need not be changed because of any change in the Exercise Price or in the number of Option Shares.

                  9. NOTICE. When any notice is required by this Option to be given to a person, such notice shall be provided by first class mail, postage prepaid or by facsimile transmission or any other means of physical delivery reasonably calculated to reach such person at least as quickly as first class mail, to the principal executive offices of such person, attention: Corporate Secretary.

                  10. REPLACEMENT OF OPTION. At the request of Holder and on production of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Option (and in the case of loss, theft, or destruction, if required by Company, upon delivery of an indemnity agreement reasonably requested by Company), Company at its expense will issue in lieu thereof a new Option of like tenor, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

                  11.      REPRESENTATIONS.

                  (a) Holder, by its acceptance hereof represents that it is an accredited investor within the meaning of Rule 501 of the Securities Act and covenants that this Option is, and any stock issued hereunder will be, acquired for investment purposes, and that Holder will not distribute the same in violation of any state or federal law or regulation.

                  (b) Company represents that it is duly incorporated under the laws of the State of Nevada; that Company has been duly authorized by all necessary corporate action to issue this Option to Holder; and that this Option, when executed on Company's behalf by the person named below will be binding upon Company in accordance with its terms.

                  IN WITNESS WHEREOF, Company has caused this Option to be signed on its behalf by its undersigned officer, and its corporate seal to be hereunto affixed, as of the date first above written.

                                        DURASWITCH INDUSTRIES, INC.
Attest:


By:                                     By:
   --------------------------------        ----------------------------------


Title:                                  Title:
      -----------------------------           -------------------------------


[Corporate Seal]

                                    EXHIBIT 5
                          FORM OF ELECTION TO PURCHASE

TO: DURASWITCH INDUSTRIES, INC.

Ladies and Gentlemen:

                  The undersigned hereby elects to exercise its right under the attached Option by purchasing ____________________ shares of the Common Stock of Company, and herewith tenders in payment for such shares the aggregate exercise price of $_____________________ all in accordance with the terms of the attached Option.

                  The undersigned requests that the certificate(s) for such shares be issued in the name of _________________________ whose taxpayer number is _________________ and whose address is __________________________________________________ and that such certificates
(and any cash delivered therewith) be delivered to _______________________________ whose address is ________________________
___________________________.



Date:_____________________

Signed:_____________________________________
         (Signature must conform in all respects to name of Holder as specified on face of the Option.)

Name of Holder:______________________________________________________
                                   (please print)

Address of Holder:___________________________________________________

                                    EXHIBIT 7

                                   ASSIGNMENT

FOR VALUE RECEIVED,
                   ------------------------------------------------
                                     (Name)

whose address is
                ---------------------------------------------------

ASSIGNS AND TRANSFERS the attached Option together with all right, title and interest therein, and does hereby irrevocably appoint

----------------------------------------------------------- attorney to transfer said Option on the books of Company with full power of substitution in the premises.

Done this     day of
          ---        ----------------, ---------.


Signed:
       ----------------------------------------------
By:
   --------------------------------------------------
Its:
    -------------------------------------------------